                                 AMENDMENT TO
               REAL PROPERTY PURCHASE AND CONTRIBUTION AGREEMENT


     THIS AMENDMENT (the "Amendment") is made effective as of April 14, 1998, to the Real Property Purchase and Contribution Agreement (the "Agreement") by and between Capital Automotive L.P., a Delaware limited partnership (the "Partnership"), Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and Thomas W. Kelley and James E. Kelley (the "Kelleys") and Midwest Auto Realty Co., L.P. ("Midwest" and together with the Kelleys the "Sellers/Contributors").

                                   RECITALS

     A. The Partnership, the Company and Sellers/Contributors entered into the Agreement on April 14, 1998, by which the Sellers/Contributors agreed to sell and contribute certain Properties identified on Schedule 1.2 of the Agreement to the Partnership.

     B. The parties hereto have agreed to adjust the number of and computation of value of Units to be issued to the Sellers/Contributors pursuant to the Agreement as well as certain other terms and conditions of the Agreement.

     D. The parties desire to amend the Agreement and to undertake certain other obligations as provided in this Amendment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.    Summary of Terms  The "Closing Dates" set forth in the Summary of
           ----------------
Terms shall be deleted and replaced by the following  provision:

                 INITIAL CLOSING DATE            June 17, 1998

                 ADDITIONAL CLOSING DATES        To Be Determined but no later
                                                 than October 5, 1998

     2.    Definitions.  Sections 1.1.8 and 1.1.9 of the Agreement shall be
           -----------
deleted in their entirety and replaced by the following  provisions:

           1.1.8  "Contributed Properties" means Property Number 4 on Schedule
                                                                      --------
                  1.2 with a street address of 1818 Research Drive, Fort Wayne,
                  ---
                  Indiana which the parties have determined will be transferred and conveyed by the Sellers/Contributors to the Partnership in exchange for Units in the Partnership. "Purchased Properties" means all those Properties on Schedule 1.2 other than the
                                                ------------
                  Contributed Properties which the parties have determined will be transferred and conveyed by the Sellers/Contributors to the Partnership for cash.

           1.1.9 "Contribution Amount" means the amount of the acquisition cost of the Contributed Properties, for which the Sellers shall receive Units, as identified on Schedule 1.3(a) which
                                                  ---------------
                  Contribution Amount shall be used in the calculation of the number of Units to be issued to the Contributors at Closing in exchange for their contribution of the Contributed Properties to the Partnership. "Aggregate Contribution Amount" means the total amount of the acquisition cost of each Contributed Property for which the Sellers shall receive Units.

     3.    Unit Price Adjustment.  Section 1.3.2 of the Agreement shall be
           ---------------------
deleted in its entirety and replaced by the following  provision:

           1.3.2 The number of Units to be issued in consideration for each Contributed Property (the "Contribution Value") shall be calculated as follows. The Sellers shall determine the quotient of the Contribution Amount for such Property minus the Mortgage Debt (as hereafter defined) encumbering such Property divided by the value of the Shares calculated and limited as follows: The fair market value of the Shares shall equal the lesser of the average of the closing price of the Shares during the thirty days ending the second to last business day prior to the Closing for the Properties to be transferred at that Closing or the closing price of the Shares on the second to last business day prior to the Closing for the Properties to be transferred at that Closing.

     4.    Closing Date.  Section 5.1.1 of the Agreement shall be deleted in its
           ------------
entirety and replaced by the following provision:

           5.1.1  The Closing on the  Properties indicated on Schedule 1.2 as
                                                              ------------
                  included in the first closing ("Initial Closing") shall occur no later than June 17, 1998 at the location and time identified in the Summary of Terms, or such other time as the Sellers/Contributors and the Company shall agree in writing, provided that all conditions to Closing have been satisfied or waived.

     5.    Transaction Costs.  The first sentence of Section 5.5.1 of the
           -----------------
Agreement shall be deleted in its entirety and replaced by the following sentence:

                  Except for the costs of appraisals ordered by the Company and Partnership, the Sellers/Contributors shall pay all costs (including, but not limited to, any recordation and transfer taxes, current ALTA surveys, title insurance (including all special endorsements), environmental reports the Sellers/Contributors have agreed hereunder to pay including "Phase I" environmental assessments, searches made pursuant to
                  Section 3.2.2 hereof, and fees and expenses of going to record in connection with the transfer by the Sellers/Contributors of the Properties (collectively referred to as the "Closing Costs"), provided that the Partnership shall pay Three Hundred
                           --------
                  Eighty Five Thousand Seven Hundred Twenty One Dollars ($385,721) of the Closing Costs in connection with the Properties ("Partnership Closing Cost Amount") closed in the Initial Closing, allocated among such Properties as determined by the Sellers/Contributors, by paying the Partnership Closing Cost Amount to the Sellers/Contributors in connection with the Initial Closing.

     6.    Due Diligence Period.  Section 10.1 of the Agreement shall be deleted
           --------------------
in its entirety and replaced by the following provision:

                  10.1  Due Diligence Period.  The "Due Diligence Period" shall
                        --------------------
                  be the period beginning with the Effective Date and ending June 11, 1998. The Due Diligence Period may be extended by mutual consent of the parties.

     7.    Schedules and Exhibits.  All schedules and exhibits to the Agreement
           ----------------------
shall be deleted in their entirety and replaced by the schedules and exhibits attached hereto.

     8.    Reaffirmation; Intention to be Bound.  The parties hereto reaffirm
           ------------------------------------
that the representations and warranties made by each of the parties in the Agreement are true and accurate as of the date hereof. The parties executing this Amendment, on behalf of themselves, their assigns and successors, hereby acknowledge and reaffirm their intention to be bound by the terms and conditions of the Agreement.

     9.    Counterparts.  This Amendment may be executed in any number of
           ------------
identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WITNESS  CAPITAL AUTOMOTIVE REIT

By:   /s/                              By:    /s/ David S. Kay            (SEAL)
      -----------------------------           ----------------------------
Name:                                  Name:  David S. Kay
      -----------------------------    Title: Vice President, CFO and Secretary
Title:
      -----------------------------


                                       CAPITAL AUTOMOTIVE L.P.

WITNESS                                By: Capital Automotive REIT, as General
                                       Partner


By:   /s/                              By:    /s/ David S. Kay            (SEAL)
      -----------------------------           ----------------------------
Name:                                  Name:  David S. Kay
      -----------------------------    Title: Vice President, CFO and Secretary
Title:
      -----------------------------

WITNESS                                JAMES E. KELLEY:

By:   /s/                              By:    /s/ James E. Kelley         (SEAL)
      -----------------------------           ----------------------------
Name:                                         James E. Kelley
      -----------------------------    Social Security # or TIN:
Title:                                                          ---------------
      -----------------------------

WITNESS                                THOMAS W. KELLEY:

By:   /s/                              By:    /s/ Thomas W. Kelley        (SEAL)
      -----------------------------           ----------------------------
Name:                                         Thomas W. Kelley
      -----------------------------    Social Security # or TIN:
Title:                                                          ---------------
      -----------------------------

WITNESS                                MIDWEST AUTO REALTY CO., L.P.:
                                       Social Security # or TIN:          (SEAL)
                                                                ----------
By:   /s/                              By:    /s/ James E. Kelley         (SEAL)
      -----------------------------           ----------------------------
Name:                                  Name:  James E. Kelley
      -----------------------------    Title: A General Partner
Title:
      -----------------------------


WITNESS

By:   /s/                              By:    /s/ Thomas W. Kelley        (SEAL)
      -----------------------------           ----------------------------
Name:                                  Name:  Thomas W. Kelley
      -----------------------------    Title: A General Partner
Title:
      -----------------------------

                                   Exhibit A

                             Partnership Agreement

     Incorporated by reference to Exhibit 10.3 filed with Form S-11 Registration Statement 33-41183.

                                 Exhibit 2.4(a)

                                 Company Lease

     Incorporated by reference to Exhibit 99.1 filed herewith.

                                 Exhibit 2.4(c)

                      Guaranty and Subordination Agreement

     Incorporated by reference to Exhibit 99.1 filed herewith.

                                Exhibit 5.2.1(e)

                       Prior Occupant Termination Letter

     Incorporated by reference to Exhibit 99.1 filed herewith.

                                Exhibit 5.2.1(i)

                            Investors Questionnaire

     Incorporated by reference to Exhibit 99.1 filed herewith.

                                  Schedule 1.2

   Schedule of Property, Ownership Interests in Properties and Purchase Price Incorporated by reference to Exhibit 99.1 filed herewith

                                Schedule 1.2(a)
                           Possibly Excluded Property
                           --------------------------

     A portion of the northwest quarter of Section 10, Township 27 North, Range 14 East, Adams County, Indiana, more particularly described as follows:

Commencing at a point on the west line of the northwest quarter of Section 10, Township 27 North, Range 14 East, Adams County, Indiana, said point being located 528.00 feet southerly of the northwest corner of said quarter; thence southerly along said west line 340.00 feet to the northwest corner of that real estate described in Deed Record 163 on page 239 of the Adams County, Indiana, Record; thence easterly along the north line of said real estate 519.00 feet; thence northerly parallel to said west line 863.82 feet to a point on the north line of said quarter; said point being located 520.00 feet easterly of the northwest corner of said quarter; thence westerly along said north line 50.00 feet; thence southerly parallel to said west line 195.00 feet; thence westerly parallel to said north line 224.00 feet; thence southerly parallel to said west line 333.00 feet; thence westerly parallel to said north line 246.00 feet to the place of commencement.

CONTAINING:                   6.30 acres, more or less;
SUBJECT TO:                   The right of way of U.S. Highway #27 & #33 and all
legal easements.

                                Exhibit 2.11(a)

                           CONSTRUCTION CONTRACTS for
                            KELLEY PONTIAC GMC TRUCK


1. Standard Form Agreement AIA Document A101-1997 between Thomas W. Kelley and Witwer Construction, Inc. dated January 20, 1998 to consruct new Pontiac GMC Truck facility with NBBJ Architects

          SCHEDULE 1.3(a) - UNITS AND CASH FOR TRANSFERRED PROPERTIES
          -----------------------------------------------------------

                                See Schedule 1.2

                                SCHEDULE 1.3(b)
---------------------------------------------------------------------------------------------------------
Dealership                    Street Address               Approximate                Mortgage
                                                       Mortgage @ 12-31-97             Holder
---------------------------------------------------------------------------------------------------------
Kelley Chevrolet             500 East State Blvd.          2,000,000.00         Fort Wayne National Bank
                             Fort Wayne, IN
---------------------------------------------------------------------------------------------------------
Courtesy Motors              1313 South 13th Street        1,500,000.00              NBD Bank, N.A.
(includes adjacent           Decatur, IN
 property under contract)
---------------------------------------------------------------------------------------------------------
Northside Chevrolet          2400 N. Heidelbach            2,375,000.00        Fort Wayne National Bank
                             Evansville, IN
---------------------------------------------------------------------------------------------------------
Midwest Auto Parts           1818 Research Drive             535,000.00        Fort Wayne National Bank
                             Fort Wayne, IN
---------------------------------------------------------------------------------------------------------
Kelley Buick of Atlanta      5900 Peachtree                4,050,000.00                Wachovia
                             Chamblee, GA
---------------------------------------------------------------------------------------------------------
Kelley Buick of Roswell      11458 Alpharetta Highway      3,220,000.00                Wachovia
                             Roswell, GA
---------------------------------------------------------------------------------------------------------
Saturn of Chamblee           5764 Peachtree                2,160,000.00                Wachovia
(includes used car lot)      Chamblee, GA and
                             5784 Peachtree
                             Chamblee, GA
---------------------------------------------------------------------------------------------------------
Saturn of Gwinnett           2520 Pleasant Hill            2,420,000.00               Wachovia
                             Duluth, GA
---------------------------------------------------------------------------------------------------------
Tom Kelley Pontiac GMC       633 Avenue of Autos           4,500,000.00        Fort Wayne National Bank
 Truck                       Fort Wayne, IN
---------------------------------------------------------------------------------------------------------
Tom Kelley Buick (includes   811 Avenue of Autos*                                    NBD Bank, N.A.
 present GMC Truck           Fort Wayne, IN and
 property)                   818 Avenue of Autos
                             Fort Wayne, IN
---------------------------------------------------------------------------------------------------------
Tom Kelley Cadillac          911 Avenue of Autos*          3,395,500.00              NBD Bank, N.A.
                             Fort Wayne, IN
---------------------------------------------------------------------------------------------------------
Saturn of Fort Wayne         910 Avenue of Autos*                                    NBD Bank, N.A.
                             Fort Wayne, IN
---------------------------------------------------------------------------------------------------------

*One Mortgage for the three (3) properties.  Does not include undeveloped land.

                                  SCHEDULE 3.1

                                 PROPERTY NO. 1
                                 --------------

 .     The lien of all taxes for the year 1998 and thereafter, not yet due and payable.

 .     Taxes for the second installment of 1997, due and payable in November of
      1998 and taxes for all subsequent years.

 .     Easement over the West 10 feet of Lot 4 J.M.E. Riedel's Addition to
      Indiana and Michigan Electric Company, recorded in Deed Record 421, page 283, with appurtenant rights, for lines and poles.

 .     Easement of 10 feet to Indiana and Michigan Electric Company, within
      Riedel Place lying 10 feet West of a 45 foot line stretching from the Northwest corner of Lot 8 John M.E. Riedel's Addition to the Southwest corner of Lot 6 in said Addition, as recorded in Deed Record 730, page 399, with appurtenant rights which is encroached upon by a commercial building as depicted in survey prepared by Richard K. Karst, dated May 29, 1998 as Job Number 98WS850.

 .     Easement to Indiana and Michigan Electric Company, lying in the Southwest corner of Lot 8 in John M.E. Riedel's Addition, as described in Document Number 74-20087, with appurtenant rights.

 .     Encroachment on State Boulevard Right of Way as evidenced by Encroachment
      Report recorded on Document Number 82-17450.

 .     Street Dedication to the City of Fort Wayne, recorded as Document Number
      82-17872, commencing at the Southeast corner of Lot Number 28, Fricke's Amended Addition, thence North along the East line, 13 feet; thence Southwesterly to a point on the South line of said lot being 13 feet West of the Southeast corner; thence East 13 feet to the point of beginning.

 .     Easement recorded as Document Number 78-39378 to Indiana and Michigan
      Electric Company, in, over, across and through an 8 foot strip across West 8 feet of South 180 feet of Tract 3. NOTE: Above description includes 10 foot alley not insured herein as shown by survey by John R. Donovan, recorded in Plat Record 30, page 57, also South 5 feet of East 11 feet of West 19 feet of Tract 3, with appurtenant rights.

 .     Easement recorded as Document Number 82-17307 to the City of Fort Wayne,
      for sidewalk purposes across the South 7 feet to Tracts 3 and 4, and South 7 feet of Lot 32 Eade's Addition.

 .     Easement recorded as Document 78-23828, to Indiana & Michigan Electric
      Company, in 10 foot wide strip, formerly used for alley purposes, lying South of and adjacent to the South lines of Lots 30 and 31 in Eade's Addition, as affirmed in vacation of said alley in Civil Suit CC-78-576 by decree entered in Circuit Order Book 206, page 385, with appurtenant rights.

 .     Restrictions recorded in Deed Record 265, page 67, provide that no dwelling shall be built upon Lot 32 of Eade's Addition which costs less than $3,000.00.

 .     Restrictions recorded in Deed Record 265, page 97, provide that no dwelling shall be built upon Lots 37 and 38 of Eade's Addition which costs less than $3,000.00.

 .     Terms and conditions of the Agreement and Disclaimer, recorded as Document
      Number 86-030154.

 .     Declaration of Restrictive Covenants recorded as Document Number 87-10588.

 .     Easements of public utilities, if any, located in that portion of street and alleys vacated by G-13-87.

 .     Exception is made to a fence encroachment onto Forest Avenue as shown in survey prepared by Richard K. Karst, dated May 29, 1998 as Job Number 98WS850.

                                        PROPERTY NO. 2
                                        --------------

          . The lien of all taxes for the year 1998 and thereafter, not yet due and payable.

          . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

          . Subject to a utility easement along the east twenty feet thereof as shown by an easement from B.S.B. Realty, Inc., to the City of Decatur, dated April 18, 1973, recorded October 19, 1973, in Deed Record 154 pages 333-336. (Parcels I and II).

          . Subject to the right-of-way of U.S. Highway #27 along the west side thereof as shown by a Right of Way Grant from The Krick Tyndall Company (predecessor in title) to the State of Indiana, dated May 18, 1939, recorded April 26, 1974, in Deed Record 156, pages 15-16. (Parcels I and II).

          . Subject to a Distribution Easement from B.S.B. Realty, Inc., to Indiana & Michigan Electric Company, dated July 24, 1973, recorded August 28, 1973, in Deed Record 154 Pages 97-98. (Parcel
               I).

          . Subject to an electric easement from B.S.B. Realty, Inc., to Indiana & Michigan Electric Company, dated July 24, 1973, recorded August 28, 1973, in Deed Record 154 Pages 97-98. (Parcel
               I).

          . Subject to an electric easement from B.S.B. Realty Corp. to Indiana & Michigan Electric Company, dated April 23, 1971, recorded May 26, 1971, in Deed Record. 148, pages 142-143.

          . Rights of entry pursuant to I.C. 36-9-27-33 over and upon the insured premises within 75 feet of the BSB Legal Tile Drain as shown on a survey by William E. Wemhoff, P.L.S. and as shown on a Survey prepared by Richard K. Kurst, dated May 13, 1998 as Job Number 98WH865.

          . Subject to an easement for sewer purposes from B.S.B. Realty, Inc. and Oakwood Community Associates, Inc. dated August 5, 1983, recorded September 9, 1993 in Deed Record 179, pages 227-230.

          . Terms and conditions of easement for ingress and egress recorded in Deed Record 189, page 224.

          . Terms and conditions of right of way grant recorded in Deed Record 156, page 15.

          . Subject to an agreement between the City of Decatur, Indiana through the Board of Public Works and Safety and B.S.B. Realty, Inc., dated October 1, 1973 and recorded October 19, 1973 in Deed Record 154, pages 337-339.

          . Terms and conditions of corporate deed recorded in Deed Record 205, page 353.

          . Rights of the public and others entitled thereto, in and to the use of that portion of the insured real estate lying within the bounds of U.S. 27.

                                       PROPERTY NO. 3
                                       --------------

          . The lien of all taxes for the year 1997 and thereafter not yet due and payable.

          . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

          . Easement Grant dated December 13, 1968, recorded March 4, 1969, in Deed Record 529, at page 523, in favor of Southern Indiana Gas and Electric Company. (Tract A, Parcels I and II).

          .    The following Right of Way Grant and terms thereof:

               (a) Dated July 29, 1960, recorded November 17, 1969 in Deed Record 429, page 239 in favor of the State of Indiana.
               (b) Dated June 2, 1964 recorded August 11, 1964 in Right of Way Grant Record 1, page 339 in favor of the State of Indiana; and
               (Tract A, Parcels I and II).

          . The permanent extinguishment of all rights of ingress and egress to, from and across the limited access facility known as Stated Road 66-Diamond Avenue (formerly U.S. 460) to and from the Real Estate. (Tract A, Parcels I and II).

          .    The following easement grants and rights of ways:

               (a) dated February 12, 1970, recorded February 13, 1970, in Deed Record 541, page 547, reserving a five foot (5') wide sewer easement in favor of landowners abutting the easement described herein;
               (b) dated April 20, 1960, recorded June 6, 1960, in Deed Record 424, page 557, granting a right of way in favor of the State of Indiana for development of State Road 66 (Project No. 881 Sec. 5)
               (c) dated May 12,1970, recorded June 1, 1970, in Deed Record 545, page 279, granting a right of way in favor of Southern Indiana Gas and Electric Company;
               (d) dated April 6, 1988, recorded may 17, 1988, in Deed Drawer 4, Card 3592, granting Electric Distribution Line Easement in favor of Southern Indiana Gas and Electric Company; and
               (e) acknowledged July 13, 1973, recorded July 17, 1973 in Deed Record 591, page 70, in a conveyance of property adjoining the northern and western boundaries of Tract III granting a ten foot (10') wide sanitary sewer easement over the Real Estate in favor of the grantees and the property as described therein, together with the right of ingress, egress and regress over the easement for lying, maintaining and repairing a lateral sanitary sewer line with right of reversion to the Grantor, and his heirs or assigns, upon the cessation of its use as a sanitary sewer.
               (Tract B Only)

          . The permanent extinguishment of all rights of ingress and egress to, from and across the limited access facility known as State Road 66-Diamond Avenue (formerly U.S. 460) to and form the Real Estate. (Tract B Only).

          . Exception is made to an encroachment of the Office Building on to a 5 foot Sanitary Sewer Easement recorded in Deed Record 541, page 547. Also exception is made to an Asphalt encroachment onto North Heidelbach Avenue, the 1 story Curley Auto Painting metal building encroaches on the Trace 3 or Parcell III remainder 0.3' at the southwest corner and 0.2' at the southeast corner, the chainlink fence on the east side encroaches on the right-of-way of Heidelbach Avenue, and Negley Avenue, the Service Department Sign encroaches on the right-of-way of Heidelbach Avenue, Tract B, and the Northside Sign with the right-of-way of Diamond Avenue, Tract A and all being depicted on a survey prepared by Matthew E. Wannemeuhler dated May 22, 1998 as Job Number 198-0069. (Tract B)

                                       PROPERTY NO. 4
                                       --------------

          . The lien of all taxes for the year 1998 and thereafter, not yet due and payable.

          . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

          . Plat and restrictions recorded in Plat Record 32, page 145, but this policy will insure that a violation thereof will not cause a forfeiture or reversion of title.

          . Terms and conditions of an easement granted to Indiana Michigan Power Company recorded as Document Number 89-8238.

          . Terms and conditions of an easement granted to Indiana & Michigan Electric Company along with General Telephone of Indiana, Inc. recorded a Document Number 71-18398.

          . Terms and conditions of an easement granted to Indiana Michigan Power Company over the west 10 feet of the insured premises, recorded May 28, 1998 as Document Number 980035259.

          . Right of way for drainage, flow and maintenance of Spy Run Creek as set forth in IC 36-9-27-33, as shown on the survey dated April 20, 1998 by Kerry D. Dickmeyer, registered land survey as Job Number S-0243.

          . Easement over a portion of insured real estate for Spy Run Interceptor Sewer as condemned by Declaratory Resolution No. 31-1968 recorded in Miscellaneous Record 330, page 354.

          . I-69 is a limited access highway and no rights of access for ingress and egress are insured with respect to said highway.

                                PROPERTY NO. 5
                                --------------

(a) All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of subject property, which are now liens but not yet due and payable.

(b) This policy of title insurance affords assurance as to the location of the boundary lines of subject property, but does not insure the engineering calculations in computing the exact amount of acreage contained therein.

(c) Easement and right-of-way from Bertha Jones and Henry D. Graham to Southeastern Pipe Line Company, dated August 6, 1957, recorded in Deed Book 1358, Page 573, Records of DeKalb County, Georgia; transferred to Colonial Pipeline Company by instrument dated November 15, 1963, recorded in Deed Book 1839, Page 222, aforesaid Records.

(d) Right-of-Way Easement from Henry D. Graham to Plantation Pipe Line Company, dated September 15, 1954, recorded in Deed Book 1060, Page 406, aforesaid Records.

(e) Easement from Roberta Graham to Plantation Pipeline Company, dated December 29, 1951, recorded in Deed Book 899, Page 509, aforesaid Records.

(f) Right-of-Way Easement from Bertha Jones to Plantation Pipeline Company, dated August 15, 1951, recorded in Deed Book 894, Page 51, aforesaid Records.

(g) Easement from Roberta Graham and Mary Graham to Plantation Pipeline Company, dated August 14, 1941, recorded in Deed Book 893, Page 174, aforesaid Records.

(h) General Utility Easement from Roberta Graham and Bertha Jones to Georgia Power Company, dated September 3, 1947, recorded in Deed Book 717, Page 191, aforesaid Records.

(i) General Utility Easement from Roberta Graham to Georgia Power Company, dated December 22, 1949, recorded in Deed Book 872, Page 380, aforesaid Records.

         NOTE: By letter dated May 20, 1997, Georgia Power Company states that it claims no further interest in the easements identified in (h) and
         (i) above except the right to operate, maintain, rebuild and renew its existing facilities within its presently maintained right-of-way.

(j) Drainage rights contained in Right of Way Deed between Hix Green Corporation and DeKalb County, dated June 11, 1975, recorded in Deed Book 3350, Page 496, aforesaid Records.

(i) Drainage rights contained in Right of Way Deed between Hix Green Corporation and DeKalb County, dated June 11, 1975, recorded in Deed Book 3350, Page 497, aforesaid Records.

(l) The following matters as shown on ALTA/ACSM Land Title Survey for Thomas W. Kelley, Capital Automotive, L.P., a Delaware limited partnership, Capital Automotive REIT, a Maryland Real Estate Investment Trust and Chicago Title Insurance Company, dated April 13, 1998, prepared by Watts & Browning Engineers, Inc., bearing the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554:

         (i) Plantation Pipe Line Easement 30 foot in width crossing the northwestern portion of subject property [same easement identified in Items (d), (e), (f) and (g) hereinabove];

         (ii) Colonial Pipe Line Easement 30 foot in width crossing the northwestern portion of subject property [same easement identified in Item (c) hereinabove];

         (iii) Building lines as shown on said survey with portions of the improvements extending over the front and side building lines;

         (iv) Buffer 50 feet in width along the western portion of subject property;

         (v) Drainage pipes extending from subject property onto the property adjoining on the south;

         (vi) Part of a 30 foot sanitary sewer easement located in the southern portion of subject property.

(m) Lease between Capital Automotive, L.P., Lessor, and Kelley Buick of Atlanta, Inc., Lessee, dated April 14, 1998, as evidenced by Memorandum of Lease between the same parties, filed for record June ___, 1998 at ___: __ __.m., recorded in Deed Book _____, page _____, aforesaid Records.

                                PROPERTY NO. 6
                                --------------

(a) All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of subject property, which are now liens but not yet due and payable.

(b) This policy of title insurance affords assurance as to the location of the boundary lines of subject property, but does not insure the engineering calculations in computing the exact amount of acreage contained therein.

(c) Easement from Mrs. Katherine C. Mabb to Georgia Power Company, dated April 12, 1951, filed for record May 1, 1951, recorded in Deed Book 2632, Page 226, Records of Fulton County, Georgia.

(d) Sewer Easement from Martin Isenberg and Barry Hyman to Fulton County, Georgia, dated ____________, 1971, filed for record October 14, 1971 at 8:43 a.m., recorded in Deed Book 5472, Page 395, aforesaid Records.

(e) Sewer Easement from W.G. Davidson to Fulton County, Georgia, dated August 22, 1984, filed for record September 26, 1984 at 9:56 p.m., recorded in Deed Book 9184, Page 5, aforesaid Records.

(f) Easement from Bill Davidson Buick, Inc. to Georgia Power Company, dated October 27, 1984, filed for record August 8, 1985 at 2:36 p.m., recorded in Deed Book 9652, Page 352, aforesaid Records.

         NOTE: By letter dated May 22, 1997, Georgia Power Company states that it claims no further interest in the easements identified in Items (c) and (f) above, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

(g) Sewer Easement from Bill Davidson to Fulton County, Georgia, dated January 16, 1987, filed for record April 1, 1987 at 11:07 a.m., recorded in Deed Book 10709, Page 55, aforesaid Records.

(h) Declaration of Use Restriction, Right of First Refusal and Option to Purchase and Lease by William G. Davidson, dated April 1, 1997, filed for record April 3, 1997 at 12:13 p.m., recorded in Deed Book 22406, Page 173, aforesaid Records.

(i) Assumption and Agreement by and between General Motors Corporation, Tom Kelley, and Kelley Buick of Atlanta, Inc., dated April 1, 1997.

(j) The following matters as shown on "ALTA/ACSM Land Title Survey for Thomas W. Kelley, Capital Automotive, L.P., a Delaware limited partnership, Capital Automotive REIT, a Maryland Real Estate Investment Trust and Chicago Title Insurance Company," dated March 18, 1997, last revised May 8, 1998, prepared by Watts & Browning Engineers, Inc., bearing the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554:

         (i) Front building line of 30 feet and side building lines of 10 feet;

         (ii) Flood Zone and location (approximate) of 100 year flood line located in the western portion of subject property;

         (iii) Natural buffer 50 feet in width along the western boundary line of subject property;

         (iv) Sanitary sewer easement 20 feet in width crossing the southwestern portion of subject property [same easement identified in Item (d) hereinabove];

         (v) Sanitary sewer easement 20 feet in width crossing the northwestern, northern and northeastern portions of subject property [same easement identified in Item (g) hereinabove];

         (vi) 125 foot buffer measured from centerline of creek located in western portion of subject property;

         (vii) Detention pond located in the western portion of subject property with drainage pipes leading thereto;

         (viii) Drainage pipes crossing the southeastern portion of subject property;

         (ix) Wire fence (down in places) located slightly inside a portion of the northern boundary line of subject property;

         (x) Power line extending onto the northeastern portion of subject property with a pole, guy wire and anchor located therein; and

         (xi) Metal steps located partly on the southern portion of subject property and partly on the property adjoining on the south.

(l) Lease Agreement between Capital Automotive, L.P., as Lessor, and Kelley Buick of Atlanta, Inc., as Lessee, as evidenced by Memorandum of Lease by and between the same parties, dated _____ ___, 1998, filed for record ______ ____, 1998 at ____: ___ ___.m., recorded in Deed Book
         _______, page ______, aforesaid Records.

                                 PROPERTY NO. 7
                                 --------------

(a) All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of subject property, which are now liens but not yet due and payable.

(b) This policy of title insurance affords assurance as to the location of the boundary lines of subject property, but does not insure the engineering calculations in computing the exact amount of acreage contained therein.

(c) Right-of-Way Easement from W.O. Pierce to Georgia Power Company, dated August 13, 1951, filed for record September 17, 1951 at 10:00 a.m., recorded in Deed Book 896, Page 104, Records of DeKalb County, Georgia.

(d)      Easements to Georgia Power Company, as follows:

         (i) dated May 3, 1977, recorded in Deed Book 3678, Page 492, aforesaid Records.

         (ii) from W.O. Pierce, dated January 21, 1948, recorded in Deed Book 710, Page 594, aforesaid Records.

(e) Drainage easement contained in Right-of-Way Deed from Neal Q. Pope, Jr. to DeKalb County, dated September 27, 1976, recorded in Deed Book 3564, Page 433, aforesaid Records.

(f) Drainage Easements contained in those certain Right-of-Way Deeds to DeKalb County, Georgia, as follows:

         (i) from W.O. Pierce, dated July 10, 1947, recorded in Deed Book 734, Page 441, aforesaid Records.

         (ii) from Southern Bell Telephone and Telegraph Company, dated December 3, 1974, recorded in Deed Book 3282, Page 373, aforesaid Records.

(g) Easement from Hix H. Green, Jr. to Georgia Power Company, dated October 15, 1990, filed for record December 19, 1990 at 9:22 a.m., recorded in Deed Book 6856, Page 180, aforesaid Records.

         NOTE: By letter dated May 20, 1997, Georgia Power Company states that it claims no further interest in the easements identified in (c) and
         (d)(i) and (ii) and (g), except the right to operate, maintain, rebuild and renew its existing facilities within its presently maintained right-of-way.

(h) Indemnity Agreement with respect to the installation of a sprinkler system by and between Hix H. Green, Jr. and Georgia Department of Transportation, an agency of the State of Georgia, dated January 28, 1991, filed for record November 5, 1991 at 1:56 p.m., recorded in Deed Book 7094, Page 594, aforesaid Records.

(i) Conveyance of Access Rights from Hix Green to the Department of Transportation, dated September 11, 1990, filed for record September 12, 1990, recorded in Deed Book 6786, Page 267, aforesaid Records.

(j) The following matters as shown on ALTA/ACSM Land Title Survey of Tract I for Thomas W. Kelley, Capital Automotive, L.P., a Delaware limited partnership, Capital Automotive REIT, a Maryland Real Estate Investment Trust and Chicago Title Insurance Company, dated February 11, 1997, last revised May 18, 1998, prepared by Watts & Browning Engineers, Inc., bearing the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554:

         (i) Drainage pipes crossing various portions of subject property with related drainage apparatus located therein; and

         (ii) Georgia Power box located in the northeastern portion of subject property.

(k) Lease between Capital Automotive, L.P., Lessor, and Kelley Saturn of Atlanta, Inc., Lessee, dated April 14, 1998, as evidenced by Memorandum of Lease between the same parties, filed for record June __, 1998 at __: __ __.m., recorded in Deed Book ___________, page _____, aforesaid Records.

                                PROPERTY NO. 8
                                --------------

(a) All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of subject property, which are now liens but not yet due and payable.

(b) This policy of title insurance affords assurance as to the location of the boundary lines of subject property, but does not insure the engineering calculations in computing the exact amount of acreage contained therein.

(c) Right-of-Way Easement from James R. DeBauche to Southern Bell Telephone and Telegraph Company, dated January 9, 1985, recorded in Deed Book 3002, Page 610, Records of Gwinnett County, Georgia.

         Note: By letter dated May 21, 1997, BellSouth Telecommunications, Inc., f/k/a Southern Bell Telephone and Telegraph Company, states that it claims no further interest in the above identified easement, or otherwise by operation of law, limited to the right to operate, maintain, replace and/or remove its existing facilities under the terms and conditions of the easement and the right to operate, replace and to remove facilities within 15 feet of the public right of way and that it further retains the right to place, install and maintain any facilities necessary to provide service to any buildings located on the subject tract.

(d) Right-of-Way Easement from James R. DeBauche to Jackson Electric Membership Corporation, dated January 22, 1986, recorded in Deed Book 3508, Page 214, aforesaid Records.

         Note: By letter dated May 7, 1997, Jackson Electric Membership Corporation states that it claims no further interest in the above mentioned easement except the right to operate, maintain, rebuild and renew its existing facilities under the terms and conditions of said easement.

(e) Easement from Hix H. Green, Jr. to Gwinnett County Public Utilities, dated May 11, 1993, filed for record January 12, 1994 at 2:38 p.m., recorded in Deed Book 9846, Page 47, aforesaid Records.

(f) The following matters as shown on ALTA/ACSM As Built Survey for Capital Automotive LP, a Delaware limited partnership, of Chicago Title Insurance Company and Kelley Saturn of Atlanta, Inc., dated May 6, 1998, prepared by Precision Planning, Inc., bearing the seal and certification of Randall W. Dixon, Georgia Registered Land Surveyor No. 1678:

         (i) Southern Bell Right of Way Easement 10 feet in width crossing the southwestern portion of subject property [same easement identified in Item (c) hereinabove];

         (ii) Jackson EMC Right of Way Easement crossing the southwestern portion of subject property [same easement identified in Item
                  (d) hereinabove];

         (iii) Permanent sanitary sewer easement 20 feet in width crossing the southeastern portion of subject property [same easement identified in Item (e) hereinabove];

         (iv) Concrete pad for car display located in the southwestern portion of subject property extends onto the property adjoining on the south;

         (v) Building setback line of 50 feet from the southwestern boundary line of subject property and 20 feet from the southern boundary line thereof;

         (vi) 200 feet by 50 feet Enhanced Landscape Strip located in the northwestern portion of subject property;

         (vii) 35 foot Undisturbed Buffer along the northwestern boundary line of subject property and a 15 foot Enhanced Buffer on the southeast side of and adjoining said 35 foot buffer;

         (viii) 85 foot Undisturbed Buffer along the northeastern boundary line of subject property and a 15 foot Enhanced Buffer on the southwest side of and adjoining said 85 foot buffer; and

         (ix) 10 foot Landscape Strip along the southern boundary line of subject property.

(g) Lease between Capital Automotive, L.P., Lessor, and Kelley Saturn of Atlanta, Inc., Lessee, as evidenced by Memorandum of Lease between the same parties, filed for record June __, 1998 at __: __ __.m., recorded in Deed Book ___________, page _____, aforesaid Records.

                                 PROPERTY NO. 9
                                 --------------

         .        The lien of all taxes for the year 1998 and thereafter.

                  . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

                  . Plat and restrictions recorded in Plat Cabinet A, page 18 and as Document Number 87-38637, restrictions recorded as Document Number 87-40952, Appointment of Architectural Control Committee recorded as Document Number 93-34086, Consent and Release recorded as Document Number 93-14270, and affidavits recorded as Documents Numbered 90-11271 through 90-11276 inclusive, but this policy will insure that a violation thereof will not cause a forfeiture or reversion of title.

                  . Terms and conditions of agreement for sewer extension recorded as Document Number 87-54459.

                  . Terms and conditions of Commitment to Contribute to the cost of installation of traffic signal dated June 30, 1987 and recorded July 13, 1987 as Document Number 87-35632.

         . Terms and provisions of easement grant dated July 22, 1987 by and between Robert A. Adams and PFP Partnership recorded July 23, 1987 as Document Number 87-37695.

         . Terms and conditions of General Ordinance G-13-97 for vacation of 25 foot easement.

         . Exception is made to an existing encroaching building located on the East line and also a 25 foot Utility and Surface Drainage Easement as depicted through the center of a new building as shown on Survey prepared by Kant Surveying Services, Inc. dated May 11, 1998 as Job Number 98WA883.

         . Short form of Prime Lease between Thomas W. Kelley and Argonaut Holdings, Inc., recorded December 11, 1996 as Document Number 96068483.

                                 PROPERTY NO. 10
                                 ---------------

         . The lien of all assessments and taxes for the year 1998 and thereafter.

                  . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

                  . Plat and restrictions recorded in Plat Record A, page 18 and as Document Number 87-38637, restrictions recorded as Document Number 87-40952, Appointment of Architectural Control Committee recorded as Document Number 92-34086, Consent and Release recorded as Document Number 93-14270, and Affidavits recorded as Documents Numbered 90-11271 through 90-11276 inclusive, but this policy will insure that a violation thereof will not cause a forfeiture or reversion of title.

                  . Terms and conditions of agreement for sewer extension recorded as Document Number 87-54459.

                  . Terms and conditions of a Commitment to Contribute to the cost of installation of traffic signal dated June 30, 1987 and recorded July 13, 1987 as Document Number 87-35632.

         . Terms and provision of grant of easement dated July 22, 1987 by and between Robert A. Adams and PFP Partnership recorded July 23, 1987 as Document Number 87-37695.

         . Terms and conditions of a grant of easement recorded as Document Number 88-22760.

         . Short Form of Prime Lease between Thomas W. Kelley and Argonaut Holdings, Inc., recorded December 11, 1996 as Document Number 960068482.

         . Encroachment of Information Center and part of the main building and canopy into the front building line as depicted on a survey prepared by Richard Karst dated May 11, 1998 under Project Number 98WA883.

                                PROPERTY NO. 11
                                ---------------

         . The lien of all taxes for the year 1998 and thereafter, not yet due and owing.

                  . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

                  . Dedication of an access easement for the use by Saturn Dealership across the insured premises.

                  . Plat and restrictions recorded in Plat Cabinet A, page 18 and as Document Number 87-38637, restrictions recorded as Document Number 87-40952, Appointment of Architectural Control Committee recorded as Document Number 93-34086, Consent and Release recorded as Document Number 93-14270, and affidavits recorded as Documents Numbered 90-11271 through 90-11276 inclusive, but this policy will insure that a violation thereof will not cause a forfeiture or reversion of title.

                  . Terms and conditions of agreement for sewer extension recorded as Document Number 87-54459.

                  . Terms and conditions of Commitment to Contribute to the cost of installation of traffic signal dated June 30, 1987 and recorded July 13, 1987 as Document Number 87-35632.

                  . Terms and provisions of easement grant dated July 22, 1987 by and between Robert A. Adams and PFP Partnership recorded July 23, 1987 as Document Number 87-37695.

         . Exception is made to an encroachment of a canopy on to the insured premises as is depicted on a survey prepared by Richard K. Karst, dated May 11, 1998 as Job Number 98WA883.

                                PROPERTY NO. 12
                                ---------------

         . The lien of all assessments and taxes for the year 1998 and all subsequent years, not yet due and owing.

                  . Taxes for the second installment of 1997, due and payable in November of 1998 and taxes for all subsequent years.

                  . Plat and restrictions recorded in Plat Cabinet A, page 18 and as Document Number 87-38637, restrictions recorded as Document Number 87-40952, Appointment of Architectural Control Committee recorded as Document Number 93-34086, Consent and Release recorded as Document Number 93-14270, and affidavits recorded as Documents Numbered 90-11271 through 90-11276 inclusive, but this policy will insure that a violation thereof will not cause a forfeiture or reversion of title.

                  . Terms and conditions of agreement for sewer extension recorded as Document Number 87-54459.

                  . Terms and conditions of Commitment to Contribute to the cost of installation of traffic signal dated June 30, 1987 and recorded July 13, 1987 as Document Number 87-35632.

                  . Terms and provisions of easement grant dated July 22, 1987 by and between Robert A. Adams and PFP Partnership recorded July 23, 1987 as Document Number 87-37695.

         . Exception is made to a canopy encroachment onto the Cadillac Dealership as depicted on a survey prepared by Richard K. Karst, dated May 11, 1998 as Job Number 98WA883.

                                  SCHEDULE 7.3

                 LIMITATIONS ON SELLERS/CONTRIBUTORS OWNERSHIP


1. Prime Lease between Thomas W. Kelley as Landlord and Argonaut Holdings, Inc, as Tenant dated December 10, 1996

2. Dealership Sublease between Argonaut Holdings, Inc. as Landlord and Tom Kelley Pontiac, Inc. as Tenant dated December 10, 1996

3. Prime Lease between Thomas W. Kelley as Landlord and Argonaut Holdings, Inc, as Tenant dated December 10, 1996

4. Dealership Sublease between Argonaut Holdings, Inc. as Landlord and Tom Kelley Buick GMC Truck, Inc. as Tenant dated December 10, 1996

5. Declaration of Use Restriction, Right of First Refusal, and Option to Purchase and Lease made April 1, 1997 and recorded in the land records of Fulton County, Georgia

                                 SCHEDULE 7.14
                                   INSURANCE

                                PROPERTY NO. 1
                                --------------

                            KELLEY CHEVROLET, INC.
                                 P.O. Box 5015
                             Fort Wayne, IN  46895

                               INSURANCE SUMMARY
                               -----------------
                                   1998-1999


Company                           Number             Amount               Premium      Term     Expiration
-------                           ------             ------               -------      -----    ----------
PACKAGE
-------
Citizens Ins.                     01CMS031230301                                       1 Yr.    1/1/99
Co.

                     $ 5,141,000  Blanket Buildings, 90% Coinsurance, $250 Deductible, Agreed Amount
                       1,628,100  Blanket Contents, 90% Coinsurance, $250 Deductible, Agreed Amount
                       1,749,000  Business Income, 1/4 Monthly Limitation, Locations 1-4-11
                         660,000  Loss of Rents, 100% Coinsurance - State Street
                         180,000  Loss of Rents, 100% Coinsurance - Research Drive
                          50,000  Employee Dishonesty
                          10,000  Money On Premise
                          10,000  Money Off Premise
                          10,000  Depositors Forgery
                         175,000  Accounts Receivable
                           1,000  Tractor, $100 Deductible
                                  Glass As Per Schedule
                           3,000  Cargo Coverage, $100 Deductible

                         Commercial General Liability
                         ----------------------------

                     $ 1,000,000  General Aggregate (Other Than Products & Completed Operations)
                       1,000,000  Products & Completed Operations Aggregate
                         500,000  Personal & Advertising Injury Limit
                         500,000  Each Occurrence Limit
                         100,000  Fire Damage Limit
                           5,000  Medical Expense Limit
GARAGE
------

Citizens                          GPS0325994                                           1 Yr.    1/1/99
Ins. Co.

                     $ 1,000,000  Liability - Auto Only - Each Accident
                       1,000,000  Other Than Auto - Each Accident
                       3,000,000  Aggregate - Other Than Auto
                           5,000  Medical Payments - Premise and Auto
                       1,000,000  Uninsured & Underinsured Motorists

        Coverages Included:

                 Drive Other Car - Full Coverage - Mr. & Mrs. James Kelley
                 Hired & Non-Owned Vehicles (Including $50,000 Hired Car Physical Damage)
                 Broad Form Liability
                    a.  Host Liquor Liability
                    b.  Incidental Medical Malpractice
                    c.  Non-Owned Watercraft
                    d.  Limited Worldwide Liability
                 Contractual Liability
                 Odometer Errors & Omissions
                 Truth In Lending Errors & Omissions
                 False Pretense Coverage
                 Drive Away Collision

            Garagekeepers Legal Liability Coverage - Direct Primary
            -------------------------------------------------------

                     $ 1,000,000  Blanket
                     $       100  Deductible Comprehensive
                     $     1,000  Deductible Collision

GARAGE - Dealers Physical Damage
--------------------------------

Citizens Ins.                     GPS0325995                                           1 Yr.    1/1/99
Co.

                     $11,000,000  Limit
                     $       500  Deductible Comprehensive
                     $     1,000  Deductible Collision

WORKERS COMPENSATION
--------------------

Citizens Ins.                     WK0329890          Statutory                         1 Yr.    1/1/99
 Co.                                                 $  500,000
                                                     Employer's
                                                     Liability

UMBRELLA
--------

Citizens Ins.                     CU0323622          $5,000,000                        1 Yr.    1/1/99
Co.

                                PROPERTY NO. 2
                                --------------

                             COURTESY MOTORS, INC.
                                 P.O. BOX 418
                              DECATUR, IN  46733

                               INSURANCE SUMMARY
                               -----------------
                                   1998-1999


Company                    Number       Amount              Premium      Term       Expiration
-------                    ------       ------              -------      ----       ----------

PACKAGE
-------
Hoosier                    CCI0266344                                    1 Yr.      6/1/99
Insurance
Co.

              Blanket Buildings & Contents, Including Fence - Special Form - $500 Deductible
              ------------------------------------------------------------------------------
                       Replacement Cost - 90% Co-Insurance - Agreed Amount
                       ---------------------------------------------------

              Limit                                 Location
              -----                                 --------
                $1,508,900                          1313 S. 13th St., Decatur, Indiana

              Personal Property of Others - Special Form - 90% Co-Insurance - $500 Deductible
              -------------------------------------------------------------------------------

              Limit                                 Location
              -----                                 --------

                $   40,000                          1313 S. 13th St., Decatur, Indiana

                Loss of Rents - Special Form - 100% Coinsurance
                -----------------------------------------------

              Limit                                 Location
              -----                                 --------

                $  264,000                          1313 S. 13th St., Decatur, Indiana

                                                    Glass
                                                    -----

              Limit
              -----

              Per Schedule                          No Deductible

                         Commercial General Liability
                         ----------------------------

              Limit                                 Coverage
              -----                                 --------

                $1,000,000                          General Aggregate
                 1,000,000                          Products & Completed Operations Aggregate
                   500,000                          Each Occurrence
                   500,000                          Personal & Advertising Injury
                    50,000                          Fire Damage (Any One Fire)
                     5,000                          Medical Expense (Any One Person)

Company                    Number       Amount              Premium      Term       Expiration
-------                    ------       ------              -------      ----       ----------


                       Crime Coverage - $100 Deductible
                       --------------------------------

              Limit                                 Coverage
              -----                                 --------

               $  100,000                           Employee Dishonesty
                    5,000                           Money On & Off Premises

                    Employee Benefits Errors & Omissions - $1,000 Deductible
                    --------------------------------------------------------

              Limit                                 Coverage
              -----                                 --------

               $1,000,000                           Each Claim
                3,000,000                           Annual Aggregate

             Electronic Data Processing Coverage - $250 Deductible
             -----------------------------------------------------

              Limit                                 Coverage
              -----                                 --------

               $  114,940                           Equipment
                   15,000                           Equipment In Transit & Temporary Locations
                   15,000                           Software
                   15,000                           Software In Transit & Temporary Locations
                   15,000                           Extra Expense

                   Sign Coverage - Nil Deductible - All-Risk
                   -----------------------------------------

              Limit                                 Coverage
              -----                                 --------

               $   20,000                           Blanket


Garage
------

Hoosier       CGP0266344                                                 1 Yr.      6/1/99
Insurance
Co.

              Limit                                 Coverage
              -----                                 --------

               $1,000,000                           Liability - Auto Only - Each Accident
                1,000,000                           Other Than Auto - Each Accident
                3,000,000                           Aggregate - Other Than Auto
                    5,000                           Medical Payments - Premise & Auto
                1,000,000                           Uninsured/Underinsured Motorists

              Coverage Includes:

              Broad Form Liability Endorsement
              Truth-In-Lending Errors & Omissions - $300,000
              Odometer Coverage - $300,000
              Title Errors & Omissions

Company                    Number       Amount              Premium      Term       Expiration
-------                    ------       ------              -------      ----       ----------


                Garagekeepers Legal Liability - Direct Primary
                ----------------------------------------------

              Limit
              -----

               $  120,000

                   $100/$500 Deductible - Comprehensive
                   $250 Deductible Collision

                Automobile Physical Damage - Monthly Reporting
                ----------------------------------------------

              Limit
              -----

               $  4,000,000

                   $100/$500 Deductible - Comprehensive
                   $250 Deductible Collision

              Coverage Includes:  False Pretense Coverage
                                  Drive Away Collision Coverage

WORKERS COMPENSATION
--------------------

Casualty                   W-150332-05    Statutory                      1 Yr.      6/1/99
Insurance                                 $500,000
Co.                                       Employers
                                          Liability

UMBRELLA
--------

Hoosier                    CCU0266344     $5,000,000                     1 Yr.      6/1/99

                                PROPERTY NO. 3
                                --------------

                           NORTHSIDE CHEVROLET, L.P.
                            2400 Heidelbach Avenue
                             Evansville, IN  47711

                               Insurance Summary
                               -----------------
                                   1998-1999


Company                         Number        Amount       Premium       Term     Expiration
-------                         ------        ------       -------       ----     ----------
Hoosier                           CCI0265605                             1 Year    5/1/99
Ins. Co.

     Blanket Buildings & Personal Property - Special Form - Including Earthquake - Replacement Cost -
     ------------------------------------------------------------------------------------------------
          $500 Deductible - 90% Coinsurance - Agreed Amount - 10% Earthquake Deductible
          -----------------------------------------------------------------------------

          Limits                                           Location
          ------                                           --------

          $1,486,000                                       Per Statement of Values

     Blanket Fence and Light Poles - Special Form - Including Earthquake - Replacement Cost -
     ----------------------------------------------------------------------------------------
          $500 Deductible - 90% Coinsurance - Agreed Amount - 5 % Earthquake Deductible
          -----------------------------------------------------------------------------

          Limits                                           Location
          -------                                          --------

          $   90,000                                       2400 Heidelbach Ave, Evansville, IN

                Loss of Rents - Special Form - 100% Coinsurance
                -----------------------------------------------

          Limits                                           Location
          ------                                           --------

          $  264,000                                       2400 Heidelbach Ave, Evansville, IN

                             Glass - No Deductible
                             ---------------------

          Limits
          ------

          Per Schedule

     Electronic Data Processing - $250 Deductible - $1,000 Deductible Mechanical Breakdown
     -------------------------------------------------------------------------------------

          Limit                                            Coverages
          -----                                            ------------

          $   60,000                                       Electronic Data Processing Equipment
          $   10,000                                       Electronic Data Processing Media

                          Employee Benefit Liability
                          --------------------------

          Limit                                            Coverages
          -----                                            ---------

          $1,000,000                                       Each Claim
           3,000,000                                         Aggregate

Company             Number        Amount      Premium       Term     Expiration
-------             ------        ------      -------       ----     ----------
                                Crime Coverage
                                --------------

           Limits                             Coverage
           ------                             --------

           $  100,000                         Employee Dishonesty

GARAGE
------

Hoosier             CGP0265605                               1 Year   5/1/99
Ins. Co.

           Limits                             Coverages
           ------                             ---------

              $1,000,000                      Liability - Auto Only
              $1,000,000                      Liability - Other Than Auto
              $3,000,000                      Aggregate - Other Than Auto
              $    5,000                      Medical Payments - Premise & Auto
              $1,000,000                      Uninsured & Underinsured Motorists

           Coverages Include:

           Hired & Non-Owned Auto Liability
           Broad Form Liability
               a) Host Liquor Liability
               b) Incidental Medical Malpractice
               c) Non-Owned Watercraft
               d) Limited Worldwide Liability
               e) Contractual Liability
               f) Employees as Additional Insureds
           Odometer Errors & Omissions
           Truth-in-Lending Errors & Omissions

                            Dealers Physical Damage
                            -----------------------

           Limits                             Coverage
           ------                             --------

               $5,000,000                     Limit
               $ 250/1000                     Deductible
               $      500                     Comprehensive
                                              Deductible Collision

           Coverage Includes:

           False Pretense - $50,000
           Drive Away Collision

                            Garagekeepers Coverage
                            ----------------------

           Limits                             Coverage
           -------------                      ------------

               $  225,000                     Limit
               $  100/500                     Deductible Comprehensive
               $      500                     Deductible Collision


Company             Number        Amount       Premium       Term     Expiration
-------             ------        ------       -------       ----     ----------
Workers Compensation
--------------------

Hoosier    CWC0265605             Statutory                  1 Year   5/1/99
Ins. Co.                          $  500,000
                                  Employers
                                  Liability


Umbrella
--------

Hoosier    CCU0265605             $5,000,000                 1 Year   5/1/99
Ins. Co.

                         PROPERTIES NO. 5, 6, 7 AND 8
                         ----------------------------

        KELLEY SATURN OF ATLANTA, INC. & KELLEY BUICK OF ATLANTA, INC.
                            dba SATURN OF GWINNETT
                              SATURN OF CHAMBLEE
                         KELLEY BUICK/SAAB - CHAMBLEE
                            KELLEY BUICK - ROSWELL
                             c/o KELLEY MANAGEMENT
                                 P.O. BOX 5015
                             FORT WAYNE, IN  46801


                               INSURANCE SUMMARY
                               -----------------
                                  1998 - 1999


  Company                       Number        Amount       Premium         Term        Expiration
------------                --------------  ----------  --------------  -----------  --------------
         PACKAGE
--------------------------
Hanover                       ZD15260589                                   1 Yr.             3/3/99
Ins. Co.

                                                  PROPERTY
                                                ------------
     Special Form, Agreed Value, $1,000 Deductible, 90% Coinsurance, Replacement Cost
     --------------------------------------------------------------------------------
     Location #1         5900 Peach Tree Industrial Blvd. (Buick - Saab Dealership)
     ------------        Chamblee, GA

     Location #2         2157 American Industrial Blvd. (Body Shop)
     ------------        Chamblee, GA

                                LIMIT                     Building
                            --------------               ----------
                            $   309,000             Saab Showroom & Service Dept.
                            $ 1,310,000             Office & Showroom
                            $   500,000             Body Shop

                                LIMIT               Blanket Business Personal Property
                            --------------          ----------
                            $ 1,620,000             5900 Peach Tree Industrial Blvd., Chamblee, GA
                                                    2157 American Industrial Blvd., Chamblee, GA

     Location #3         5764 Peach Tree Industrial Blvd., Chamblee, GA (Saturn Dealership)
     ------------
                                LIMIT
                            --------------          Building
                            $ 1,000,000             Business Personal Property
                            $   520,000

  Company                       Number        Amount       Premium         Term        Expiration
------------                --------------  ----------  --------------  -----------  --------------
          Location #4           3940 N. Peach Tree Industrial Blvd., Chamblee, GA
          -----------           (Saturn Clean-up & Storage Lot)

                                LIMIT
                            --------------
                             $    50,000            Business Personal Property

          Location #5           2520 Pleasant Hill Rd., Duluth, GA (Saturn Dealership)
          -----------

                                LIMIT
                            --------------
                             $ 1,200,000             Building
                             $   570,000             Business Personal Property

          Location #6           11458 Alphareta Hwy., Roswell, GA (Buick Dealership)
          -----------

                                LIMIT
                            --------------
                             $ 3,950,000            Blanket Building Office/Showroom
                             $   755,000            Blanket Business Personal Property

                             Loss of Rents - Special Form - 100% Coinsurance
                             -----------------------------------------------

             $600,000                                      5900 Peach Tree Industrial Blvd.,
                                                           Chamblee, GA

             $312,000                                      5764 Peach Tree Industrial Blvd.,
                                                           Chamblee, GA

             $420,000                                      2520 Pleasant Hill Road,
                                                           Duluth, GA

             $600,000                                      11458 Alpharetta Hwy.,
                                                           Roswell, GA


                                      Employee Benefit Liability
                                      ---------------------------

                                Limit                      Coverage
                            --------------               --------------
                             $ 1,000,000                   Each Claim
                               3,000,000                   Annual Aggregate
                                   1,000                   Deductible


                                        General Liability
                                        ------------------

                                Limit                      Coverage
                            --------------              --------------
                             $ 2,000,000                   General Aggregate
                               2,000,000                   Products/Completed Operations Aggregate
                               1,000,000                   Personal & Advertising Injury
                               1,000,000                   Each Occurrence
                                 100,000                   Fire Damage
                                   5,000                   Medical Expense

Location:  Mansell Road, Fulton County, GA (Vacant Land)

  Company                       Number        Amount       Premium         Term        Expiration
------------                --------------  ----------  --------------  -----------  --------------
                                               Crime Coverage
                                               --------------

                                Limit                      Coverage
                            --------------              --------------
                             $   500,000                   Blanket Employee Dishonesty

GARAGE
------------

Hanover        JHI5260746                                                  1 Yr.            3/3/99
Ins. Co.

                                Limit                      Coverage
                            --------------              --------------
                             $ 1,000,000                   Liability - Auto Only - Each Accident
                               1,000,000                   Liability - Other Than Auto - Each Accident
                               3,000,000                   Aggregate - Other Than Auto
                               1,000,000                   Uninsured & Underinsured Motorists

                   Coverage Includes:

                                Driveway Collision
                                Odometer Errors & Omissions
                                Truth-In-Lending Errors & Omissions
                                Broad Form Liability Endorsement
                                Title Errors & Omissions

                                   Garagekeepers Legal Liability - Primary Insurance
                                   --------------------------------------------------
                Blanket      $   500,000                   5900 Peach Tree Industrial Blvd.
                                                           2157 American Industrial Blvd.

                Blanket          100,000                   5674 Peach Tree Industrial Blvd.
                                                           3940 N. Peach Tree Industrial Blvd.

                                 100,000                   2520 Pleasant Hill Rd.
                                 500,000                   11458 Alphareta Hwy.
                             $  100/$500                   Deductible Comprehensive
                             $       500                   Deductible Collision

DEALERS PHYSICAL DAMAGE
-----------------------
Hanover                       JHI5260590                                   1 Yr.             3/3/99
Ins. Co.

                Blanket        6,980,000                   5900 Peach Tree Industrial Blvd.
                                                           2157 American Industrial Blvd.

                Blanket        4,000,000                   5674 Peach Tree Industrial Blvd.
                                                           3940 N. Peach Tree Industrial Blvd.

                               5,000,000                   2520 Pleasant Hill Rd.
                               5,000,000                   11458 Alphareta Hwy.
                             $500/$2,500                   Deductible Comprehensive
                             $       500                   Deductible Collision

  Company                       Number        Amount       Premium         Term        Expiration
------------                --------------  ----------  --------------  -----------  --------------
               Coverage Includes:                          False Pretense Coverage

WORKERS COMPENSATION
--------------------
Hanover                       WMI5260591      $  500,000                   1 Yr.        3/3/99
Ins. Co.

UMBRELLA
--------

Federal                       9979731349      $5,000,000                   1 Yr.        3/3/99
Ins. Co.

                                PROPERTY NO. 9
                                --------------

                         TOM KELLEY PONTIAC, INC. dba
                           TOM KELLEY PONTIAC - GMC
                              633 Avenue of Autos
                             Fort Wayne, IN 46804

                               INSURANCE SUMMARY
                               -----------------
                                  1997 - 1998


     Company                         Number         Amount               Premium      Term     Expiration
-----------------                 -------------  -------------         -----------  --------  -------------
     PACKAGE
-----------------

Citizens Ins.                         O1CMP033347000                                  1 Yr.      10/30/98
Co.



     Building - Special Form - Agreed Value - $250 Deductible - 90% Co-Insurance - Replacement Cost
     -----------------------------------------------------------------------------------------------
                       Limit                                                         Location
                   -------------                                                    -----------

                     $ 1,406,000                                       4200 Illinois Rd., Fort Wayne, IN
                       4,500,000                                       633 Avenue of Autos, Fort Wayne, IN
                          17,500                                       Fence, 633 Ave. of Autos, Ft.
                                                                       Wayne,
                                                                       IN


     Business Personal Property - Agreed Value - $250 Deductible - 90% Co-Insurance - Replacement Cost
     --------------------------------------------------------------------------------------------------
                       Limit                                                         Location
                   -------------                                                   -----------

                     $   200,000                                       4200 Illinois Rd., Fort Wayne, IN
                       1,000,000                                       633 Avenue of Autos, Fort Wayne, IN

                                  Loss of Rents - Special Form - 100% Coinsurance
                                  ------------------------------------------------
                       Limit                                                         Location
                   -------------                                                   -----------

                     $   540,000                                       633 Avenue of Autos, Fort Wayne, IN

                                                   Crime Coverage
                                                  ---------------

                       Limit                                                     Coverage
                   -------------                                                ----------

                     $   100,000                                       Employee Dishonesty
                           5,000                                       Money - On & Off Premises

     Company                         Number         Amount               Premium       Term      Expiration
-----------------                 -------------  -------------         -----------   --------   -------------

                                                 General Liability
                                                -------------------

                       Limit                                                     Coverage
                   -------------                                                ----------

                     $ 2,000,000                                    General Aggregate
                       2,000,000                                    Products/Completed Operations Aggregate
                       1,000,000                                    Personal & Advertising Injury
                       1,000,000                                    Each Occurrence
                          50,000                                    Fire Damage
                           5,000                                    Medical Expense

Location:   4200 Illinois Road, Fort Wayne, IN

GARAGE
------

Citizens Ins.                     GPP0331207                                            1 Yr.      10/30/98
Co.

                                                 Garage Coverages
                                                ------------------

                       Limit                                                     Coverage
                   -------------                                                ----------

                     $ 1,000,000                                    Liability - Auto Only - Each Accident
                       1,000,000                                    Liability - Other Than Auto - Each Accident
                       3,000,000                                    Aggregate - Other Than Auto
                           5,000                                    Medical Payments - Premises & Auto
                       1,000,000                                    Uninsured/Underinsured Motorists

                   Coverage Includes:
                       Broad Form Liability Endorsement
                       Truth-In-Lending Errors & Omissions
                       Odometer Coverage
                       Title Errors & Omissions

                                   Garagekeepers Legal Liability - Direct Primary
                                   ----------------------------------------------

                       Limit
                   -------------

                     $ 1,000,000                                    Blanket
                             500                                    Deductible Comprehensive
                             500                                    Deductible Collision

                                        Employee Benefit Errors & Omissions
                                        -----------------------------------

                       Limit                                                     Coverage
                   -------------                                               -----------

                     $ 1,000,000                                    Per Occurrence
                       1,000,000                                    Annual Aggregate
                           1,000                                    Deductible

     Company                         Number         Amount               Premium      Term     Expiration
-----------------                 -------------  -------------         -----------  --------  -------------
DEALERS PHYSICAL DAMAGE
-----------------------

Citizens Ins.                        GPP0331208                                        1 Yr.      10/30/98
Co.

                       Limit
                   -------------

                     $10,000,000
                             500                    Deductible Comprehensive
                             500                    Deductible Collision

                     Coverage Includes:
                         False Pretense Coverage
                         Drive Away Collision

WORKERS COMPENSATION
--------------------

Citizens Ins.                        WK0335324      Statutory                          1 Yr.      10/30/98
Co.                                                 $  100,000
                                                    Employers
                                                    Liability


UMBRELLA
---------

Citizens Ins.                        CU0331123      $5,000,000                         1 Yr.      10/30/98
Co.

                                PROPERTY NO. 10
                                ---------------

                          TOM KELLEY BUICK, INC. ETAL
                                P.O. Box 11369
                             Fort Wayne, IN 46857

                               INSURANCE SUMMARY
                               -----------------
                                  1998 - 1999

Company                   Number          Amount         Premium      Term     Expiration
-------                   ------          ------         -------      ----     ----------
PACKAGE
-------

Hoosier                   CPP0100384                                  1 Yr.     7/1/99
Ins. Co.

        Blanket Building & Contents, Including Lights, Signs & Fences -
        ---------------------------------------------------------------
      Special Form - Agreed Value - $500 Deductible - 90% Co-Insurance -
      ------------------------------------------------------------------
                               Replacement Cost
                               ----------------

     Limit                                            Location
     -----                                            --------

  $8,161,100                                  Per Statement of Values

    Blanket Loss of Rents - Special Form - 50% Co-Insurance - Agreed Value
    ----------------------------------------------------------------------

     Limit                                            Location
     -----                                            --------

  $  274,247                             Per Statement of Values (Retail Bldg.)

                Loss of Rents - Special Form - 100% Coinsurance
                -----------------------------------------------

     Limit                                            Location
     -----                                            --------

  $  480,000                                     811 Avenue of Autos

                     Employee Hand Tools - $275 Deductible
                     -------------------------------------

     Limit
     -----

  $  100,000

                         Commercial General Liability
                         ----------------------------

     Limit                                            Coverage
     -----                                            --------

  $2,000,000                                  General Aggregate
   2,000,000                                  Products - Completed Operations
   1,000,000                                  Each Occurrence
   1,000,000                                  Personal & Advertising Injury
      50,000                                  Fire Damage (Any One Fire)
       5,000                                  Medical Expense (Any One Person)

Company                   Number          Amount         Premium      Term     Expiration
-------                   ------          ------         -------      ----     ----------

                                              Glass-Nil Deductible
                                              --------------------

                                                   Location
                                                   --------

                                                 Per Schedule

                                                Crime Coverage
                                                --------------

                    Limit                             Coverage
                    -----                             --------

                 $  500,000 ($1,000 Ded.)     Employee
                    *50,000 ($1,000 Ded.)     Forgery or Alteration
                      5,000 ($  500 Ded.)     Money On & Off Premise

                                  * Includes $5,000 for the personal account of Tom Kelley

               NOTE:  Additional Named Insured - Tom Kelly Buick GMC Truck Inc. 401 K Profit Sharing
                                  Plan & Trust            Kelley Group 401K Plan Trust

                                       Employee Benefit Liability - $1,000 Deductible
                                       ----------------------------------------------

                    Limit                             Coverage
                    -----                             --------

                $ 1,000,000                   Each Claim
                  3,000,000                   Annual Aggregate

GARAGE
------

Hoosier                   CGP0100384                                  1 Yr.    7/1/99
Ins. Co.

                    Limit                             Coverage
                    -----                             --------

                $ 1,000,000                   Liability - Auto Only - Each Accident
                  1,000,000                   Liability - Other Than Auto - Each Accident
                  3,000,000                   Aggregate - Other Than Auto
                      5,000                   Medical Payments - Premise & Auto
                  1,000,000                   Uninsured & Underinsured Motorists

                Coverage Includes:
                   Odometer Errors & Omissions
                   Truth-In-Lending Errors & Omissions
                   Broad Form Liability Endorsement
                   False Pretense Coverage
                   Title Errors & Omissions
                   Drive Other Car Coverage for Mr. & Mrs. Thomas Kelley, James E. Kelley II,
                    and Anne M. Kelley

Company                   Number          Amount         Premium      Term     Expiration
-------                   ------          ------         -------      ----     ----------

                                  Garagekeepers Legal Liability - Direct Primary
                                  ----------------------------------------------

                    Limit
                    -----

                   $  450,000        Blanket
                    500/2,500        Deductible Comprehensive
                          500        Deductible Collision



                                             Dealers Physical Damage
                                             -----------------------

                    Limit
                    -----

                   $12,000,000       Blanket
                     500/2,500       Deductible Comprehensive
                           500       Deductible Collision

UMBRELLA
--------

Hoosier                   UMC0100385      $5,000,000                  1 Yr.      7/1/99
Ins. Co.



WORKERS COMPENSATION
--------------------

Fremont                   WC01090201      Statutory                   1 Yr.     10/15/98
Comp. Ins.                                $  500,000
                                          Employers
                                          Liability

                                PROPERTY NO. 11
                                ---------------

                           TOM KELLEY CADILLAC, INC.
                         DBA TOM KELLEY CADILLAC/SAAB
                              910 AVENUE OF AUTOS
                             FORT WAYNE, IN 46804

                               INSURANCE SUMMARY
                               -----------------
                                   1998-1999


Company                                Number         Amount        Premium       Term         Expiration
-------                                ------         ------        -------       ----         ----------
PACKAGE
-------

Hoosier Ins. Co.                       CCI0239708                                1 Yr.          3/23/99

       Blanket Building & Business Personal Property - 90% Coinsurance -
       -----------------------------------------------------------------
        Special Form Replacement Cost - Agreed Amount - $250 Deductible
        ---------------------------------------------------------------

      Limit                                             Location
      -----                                             --------

  $1,492,500                                   910 Avenue of Autos, Fort Wayne,
                                               IN

                Loss of Rents - Special Form - 100% Coinsurance
                -----------------------------------------------

      Limit                                             Location
      -----                                             --------

  $  240,000                                   910 Avenue of Autos, Fort Wayne,
                                               IN

                        Glass Coverage - No Deductible
                        ------------------------------

      Limit
      -----

  Per Schedule

            Employee Benefit Errors & Omissions - $1,000 Deductible
            -------------------------------------------------------

      Limit
      -----

  $ 1,000,000  Each Claim
    3,000,000  Annual Aggregate

Company                                Number         Amount        Premium       Term         Expiration
-------                                ------         ------        -------       ----         ----------

                                                 Crime Coverage - $1,000 Deductible
                                                 ----------------------------------

                                 Limit                              Coverage
                                 -----                              --------

                                 $  100,000                         Employee Dishonesty
                                     20,000                         Money - Inside & Outside
                                     20,000                         Robbery - Inside & Outside

                                                   Sign Coverage - No Deductible
                                                   -----------------------------

                                 Limit                Description
                                 -----

                                 $    2,500                  "Tom Kelley Cadillac/SAAB"
                                     16,430                  "SAAB"

                                             Transportation Coverage - $100 Deductible
                                             -----------------------------------------

                                 Limit
                                 -----

                                 $    2,500

                                              Miscellaneous Property - $100 Deductible
                                              ----------------------------------------

                                 Limit
                                 -----

                                 $    1,800  2 - Cellular Phones @ $900 Each

GARAGE
------

Hoosier Ins. Co.                             CGP0239708                                  1 Yr.                 3/23/99

                                 Limit                              Coverage
                                 -----                              --------

                                 $1,000,000                         Liability - Auto Only - Each
                                  1,000,000                         Accident
                                  3,000,000                         Other Than Auto - Each Accident
                                      5,000                         Aggregate - Other Than Auto
                                  1,000,000                         Medical Payments - Premise & Auto
                                                                    Uninsured/Underinsured Motorists

Company                                Number         Amount        Premium       Term         Expiration
-------                                ------         ------        -------       ----         ----------
                          Coverages Included:
                          Drive Other Car - Full Coverage - Mr. & Mrs. Tom Kelley
                          Hired & Non-Owned Auto Liability
                          Broad Form Liability
                                a)  Host Liquor Liability
                                b)  Incidental Medical Malpractice
                                c)  Non-Owned Watercraft
                                d)  Limited Worldwide Liability
                                e)  Contractual Liability
                          Odometer Errors & Omissions
                          Truth-in-Lending Errors & Omissions
                          Title Errors & Omissions

                                                   Dealers Physical Damage
                                                   -----------------------

                            Limit
                            -----

                         $ 4,500,000
                           500/2,500   Deductible Comprehensive
                               1,000   Deductible Collision

                         Coverage Includes:    False Pretense - $50,000 - Per Occurrence
                                               Drive Away Collision

                                          Garagekeepers Legal Liability Coverage - Direct Primary
                                          -------------------------------------------------------

                         $   225,000
                           250/1,000   Deductible Comprehensive
                                 500   Deductible Collision

WORKERS COMPENSATION
--------------------

Casualty Ins. Co.                      WC150298-05    Statutory                   1 Yr.        3/23/99
                                                      $  500,000
                                                      Employers
                                                      Liability

UMBRELLA
--------

Hoosier Ins. Co.                       CCU0239708     $5,000,000                  1 Yr.        3/23/99

                                PROPERTY NO. 12
                                ---------------

                          SATURN OF FORT WAYNE, INC.
                              912 Avenue of Autos
                             Fort Wayne, IN 46804

                               INSURANCE SUMMARY
                               -----------------
                                  1998 - 1999


Company                           Number           Amount        Premium    Term   Expiration
-------                           ------           ------        -------    ----   ----------

PACKAGE
-------

Citizens Ins. Co.                 CMP0333802                               1 Yr.   4/15/99

                         Blanket Building & Business Personal Property - Special Form - Replacement Cost -
                         ---------------------------------------------------------------------------------
                                         90% Coinsurance - $250 Deductible - Agreed Amount
                                         -------------------------------------------------

           Limit
           -----

       $  664,000

                                          Loss of Rents - Special Form - 100% Coinsurance
                                          -----------------------------------------------

           Limit
           -----

       $  549,000

                                                      Glass - Nil Deductible
                                                      ----------------------

           Limit
           -----

       Per Schedule


                                                 Crime Coverage - $500 Deductible
                                                 --------------------------------

           Limit                                       Coverage
           -----                                       --------

       $  100,000                                      Employee Dishonesty
           25,000                                      Forgery or Alteration
            5,000                                      Money On & Off Premise

                                      Employee Benefits Errors & Omission - $1,000 Deductible
                                      -------------------------------------------------------

           Limit                                       Coverage
           -----                                       --------

       $  500,000                                      Each Claim
        1,500,000                                      Annual Aggregate

                                       Electronic Data Processing Coverage - $250 Deductible
                                       -----------------------------------------------------

           Limit                                       Coverage
           -----                                       --------

       $   76,387                                      Hardware
            5,000                                      Media

Company                           Number           Amount        Premium    Term   Expiration
-------                           ------           ------        -------    ----   ----------

                                              General Liability
                                              -----------------

            Limit                                                Coverage
            -----                                                --------

       $ 2,000,000                                       General Aggregate
         2,000,000                                       Products/Completed Operations Aggregate
         2,000,000                                       Personal & Advertising Injury
         1,000,000                                       Each Occurrence
            50,000                                       Fire Damage
             5,000                                       Medical Expense

Location: space J442, 5519 Illinois Rd., Fort Wayne Indiana

GARAGE
------

Citizens                          GPP0334473                                1 Yr.   4/15/99
Ins. Co.

           Limit                                                 Coverage
           -----                                                 --------

       $1,000,000                                        Liability - Auto Only - Each Accident
        1,000,000                                        Liability - Other Than Auto Only - Each Accident
        3,000,000                                        Liability - Other Than Auto - Aggregate
        1,000,000                                        Uninsured & Underinsured Motorists
            5,000                                        Medical Payments - Premise & Auto

       Coverage Includes:
            Broad Form Liability Endorsement
            Odometer Errors & Omissions
            Truth-In-Lending Errors & Omissions

                                          Garagekeepers Legal Liability - Direct Primary
                                          ----------------------------------------------

           Limit
           -----

       $  100,000                  $500/2,500  Comprehensive Deductible
                                          500  Collision Deductible

Dealers Physical Damage
-----------------------

Citizens                          GPP0334474                                1 Yr.   4/15/99
Ins. Co.

           Limit
           -----

       $ 2,800,000                 $500/2,500  Comprehensive Deductible
                                          500  Collision Deductible

       Coverage Includes:
            False Pretense Coverage
            Drive Away Collision

Company                           Number           Amount        Premium    Term   Expiration
-------                           ------           ------        -------    ----   ----------

WORKERS COMPENSATION
--------------------

Casualty                          WI50974-03      Statutory                  1 Yr.   4/15/99
Ins. Co.                                          $  500,000
                                                  Employer
                                                  Liability


UMBRELLA                                                                     1 Yr.   4/15/99
--------

Citizens                         CU0334099        $5,000,000
Ins. Co.

PAGE>

                                SCHEDULE 7.17

                  SERVICE CONTRACTS AND MANAGEMENT CONTRACTS

1. Exclusive Sponsorship and Promotional Acknowledgement Agreement dated December 1, 1996

                                 SCHEDULE 10.3
--------------------------------------------------------------------------------
               Dealership                           Street Address
--------------------------------------------------------------------------------
Northside Chevrolet                        2400 N. Heidelbach
                                           Evansville, IN
--------------------------------------------------------------------------------
Kelley Buick of Atlanta                    5900 Peachtree
                                           Chamblee, GA
--------------------------------------------------------------------------------
Kelley Buick of Roswell                    11458 Alpharetta Highway
                                           Roswell, GA
--------------------------------------------------------------------------------
Saturn of Chamblee                         5764 Peachtree
(includes used car lot)                    Chamblee, GA and
                                           5784 Peachtree
                                           Chamblee, GA
--------------------------------------------------------------------------------
Saturn of Gwinnett                         2520 Pleasant Hill
                                           Duluth, GA
--------------------------------------------------------------------------------